CODA OCTOPUS GROUP, INC.

World Leader in Sound Underwater Technology

Corporate Presentation
July 2020

Forward-Looking Statements

This presentation contains forward-looking statements concerning Coda Octopus Group, Inc. within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include, without limitation, statements regarding the Company's expectations for the growth of the Company's operations and revenue. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, customer demand for our products and market prices; the outcome of our ongoing research and developments efforts relating to our products including our patented real-time 3D solutions; our ability to develop the sales force required to achieve our development and other examples of forward looking statement set forth to our Annual Report on Form 10-K for the year ended October 31, 2019 filed with the Securities and Exchange Commission on January 28, 2020. Coda Octopus Group, Inc. does not undertake, and specifically disclaims any obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

CEO Vision Statement

"To grow the Group through increased and sustained organic growth through the exploitation of our unique and revolutionary underwater sonar technologies, and our continued advancements in customized rugged defense solutions. To increase our value proposition for the benefit of all stakeholders, including our employees."

- Annmarie Gayle, Chairman and CEO

Coda Octopus Group, Inc.

Overview

- Established business with strong pedigree in marine technology and defense engineering:

Products Business
Market leader in underwater sonar technology. We have the world's only 4D, 5D and 6D sonar capability, being the only sonar generating up to 40 million 3D data points with the ability to see in real time multiple underwater targets from a single sensor.

Engineering Business
Long-established relationships with U.S. and U.K. Primes Defense Contractors, such as Raytheon, Northrop and BAE, with a number of proprietary parts, going back from 30 years ago, for significant programs such as Phalanx CIWS, yielding long-tail recurring and growing revenues.

- Strong culture of IP ownership in products' segment, with the engineering business having sole supplier status for a number of proprietary parts sold into mission-critical integrated defense systems
- Near-term catalysts - Ex. Thermite® Octal, DAVD, and new 5D/6D Echoscope® PIPE sonars for additional growth across both business segments



Revenue by Entity
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2016
2017*
2018*
2019
Products Business
Engineering Business

NASDAQ:CODA	As of July 17, 2020
Market Cap	$59.457 MM
Shares Outstanding	10.75 MM
Public Float	8.43 MM
% Officers & Directors	**33.1%

**2017/18 Engineering Business revenues impacted by delays in appropriation of U.S. defense budget.*
**Includes 2,317,486 shares beneficially owned by the spouse of CODA's CEO/Chairman. She disclaims any beneficial ownership in those shares.

Coda Octopus Group, Inc.

Financial Snapshot

ANNUAL	FY 2016	FY 2017	FY 2018	FY 2019
Revenues	$21,118,319	$18,025,173	$18,019,429	$25,056,934
Net Income	$4,930,548	$3,339,663	$3,102,899	$5,225,199
EBITDA	$6,348,022	$4,771,643	$4,069,175	$6,253,437
Earnings per share – basic*	$0.60	$0.37	$0.49	$0.49

**EPS in 2019 reflects the recording of a tax expense of $1,007,354 compared to a tax benefit of $1,754,169 in the 2018 period.*

Revenue by Quarter

Coda Octopus Group, Inc.



7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
1st 15
2nd 15
3rd 15
4th 15
1st 16
2nd 16
3rd 16
4th 16
1st 17
2nd 17
3rd 17
4th 17
1st 18
2nd 18
3rd 18
4th 18
1st 19
2nd 19
3rd 19
4th 19
1st 20
2nd 20
Engineering Business
Products Business

**2017/18 Engineering Business revenues impacted by delays in appropriation of U.S. defense budget.*

Marine Technology Business

(Products Business)

Product Design & Manufacturing

24/7 Support and 3D Field Experts

Research Development and Innovation

Software Application and Custom Development

How We Sell

COTS Products & Engineering Services

Products

Commercial off-the-shelf (COTS) product sales occur primarily through two channels:

- **Direct Sales:** Most sales occur through our Sales teams in both the U.S. and U.K.
- **Agents**: We also use a wide network of third party agents to expand our reach around the world

Services

Our engineering services are primarily sold through:

- **Prime Partnerships:** We benefit from the small business allowance through our strategic relationships with primes such as Northrop Grumman, Raytheon, etc.

Echoscope$^{4G®}$ Family of Volumetric Sonars

Visualization & Mapping for Widest Range of Applications



Echoscope$^{4G®}$

Echoscope$^{4G®}$ C500

Compact Edition

Depth Rating

SWaP (Size, Weight and Power)

Echoscope$^{4G®}$ *Surface*



Echoscope$^{4G®}$ *Deep Water*



Seeing & Measuring in Real-Time 3D in Zero Visibility Conditions Underwater

Echoscope® Family of Volumetric Sonars

Continuation of Echoscope® Series

Echoscope4G®

Hardware	Processing Engine
4G Lightweight Housing	3rd Generation Processing Engine

Echoscope® PIPE

Hardware	Processing Engine
4G Lightweight Housing	Brand New Processing Engine



16,384
Points of Data





40 Million
Points of Data



Coda Real-Time 3D Technology

Sample Echoscope® Project ROI Snapshots

200
Blocks placed per day

Van Oord
Port Construction Project

Placement of 24,000 CORE-LOC Armour Units
Record Production Rates

Cost Saving: **Priceless**
Duration: **1-2 Years**

76
Sleepers placed per day

ZADCO
Sleeper Placement

Was: 4 sleepers placed in 12 hours
Now: 76 sleepers placed in 24 hour shifts

Productivity: > **3,000%**
Cost Saving: > **$3 million**
Duration: **3-6 months**

0
Visibility Conditions

UTEC
Oilfield Development

Zero Visibility Conditions

Productivity: > **100%**
Cost Saving: **Priceless**
Duration: **3 months**

$1M
In cost savings

DEME
Rock Dumping

Zero Visibility and Accurate Placement Required

Productivity: > **100%**
Cost Saving: > **$1 million**
Duration: **6 days**

>100%
Productivity rates

Technip/Shell

Echoscope used in Zero Visibility
Saved significant NPT

Productivity: >**100%**
Cost Saving: >**$2 million**
Duration: **6 months**

3D Product Line

Competing Technology is No Comparison


Pelican Island Causeway, Galveston TX
Echoscope® 3D Real-Time Imaging Sonar

Real-Time 3D Imaging **AND** Real-Time Mapping – see the shadows disappear!
Client deliverables complete in 54 seconds...

3D Multibeam

Produces static map after hours or days of processing
NO Real-Time image



2D Scanning Sonar

Produces static map after hours or days of processing
NO Real-Time image



2D Imaging Sonar

Produces 2D real-time image with no depths and NO Mapping



3D Product Line

What is the key USP?

Single **S**ensor, **M**ultiple **P**arallel **P**rocessing **A**pplication, for **V**ision, **M**apping and **M**easurement



3D Complex Mapping
No Post Processing



3D Camera Mode
Unique

World's most diverse, functional and capable 3D sonar solution…

3D Product Line

Delivering on Everyday Challenges Subsea

Complex Asset Placement – Alaska Monopod Installation


SAL



- Four Echoscopes® used to provide real-time visualization of landing site and control stabilization for crane operators
- Software 'models' provided real-time indication of distance and alignment with landing interface
- Conventional placement and positioning methods ineffective

Oilfield Disaster Recovery



- Survey and mapping of complex 3D 'Tendons' enabling fast and effective removal
- Conventional methods ineffective and displaced

3D Product Line

Delivering on Everyday Challenges Subsea

Coda Octopus Group, Inc.

Mineral Mining - Diamonds



- Operator can "see" exactly where each cut has taken place
- No overlapping of cuts
- Significant productivity benefit

Marine Construction - Breakwaters



- Echoscope® is the No. 1 preferred solution for subsea placement
- Crane operator can "see" and "track" and "place" the moving block underwater
- Complete scene awareness for operators, engineers and owners
- Construction deliverable sign off using our technology

Coda Octopus Group, Inc.

Strong Culture of IP

Total Product Package

- Multiple patents pending pertaining to recent technology innovations, such as 5D and 6D Echoscope® PIPE
- Patents cover the spectrum of software and hardware capabilities of Coda Octopus Group's unique real-time 3D technology
- Proprietary hardware and software are the complete system; components do not function independently
- Further de-risked by trade-secret optimization techniques

UPSTO No.	Patent Title
7,466,628	Method of constructing mathematical representations of objects from reflected sonar signals
7,489,592	Patch test for 3D sonar data
7,898,902	Method of representation of sonar images
8,059,486	Method of rendering volume representation of sonar images
8,854,920	Volume rendering of 3D sonar data
9,019,795	Method of object tracking using sonar imaging
10,088,566	Object Tracking using sonar imaging
10,718,865	Method of compressing beamforming sonar data
JP Patent No.	
5565964	Method of underwater drilling/levelling by a machine-construction device
5565957	Method of construction management by a 3-dimensional sonar device



Hardware
• Real-Time 3D Sonar
• Motion IMU
• External Sensors
• 8 GB Per Second Patented Algorithm
Software
• Moving and Mosaicked Images
• Moving 3D Models and Images
• Tracked Objects, Domain Specific, Market Directed 3D Image
Software
• Patented Rendering
• Patented Volume Rendering
• Patented Tracking, Simplification Integration

Defense Applications

Real-Time 3D Decision Making


-5
-10
-15
-20
Complex Structure
Real-Time Hazards
Target ID
Condition Survey and Salvage
Coda Octopus
Sound Underwater Intelligence

Commercial Applications

Marine Products Business

Marine and Port Construction, Renewables,
Research, Educational Institutions, and **Oil and Gas**

Dive Inspection Support



Port Construction



Channel Clearance



Complex Survey



Subsea Intervention



Completions & Tie Back





Asset Inspection



Recovery & Salvage



Dredging & Rock Dumping



ROV Navigation Zero Visibility



Pipeline Survey & Leak ID



Placement & Landing

Customers

Marine Products Business

Military & Defense

Including 40 US Ports & Enforcement Bodies

NYPD

FBI

End User Customers

ExxonMobil

bp

Chevron

NPCC

NATIONAL PETROLEUM CONSTRUCTION COMPANY

Service Providers

Boskalis

Technip

DEME Group

FUGRO

OCEANEERING

neptune

DEEPOCEAN

subsea 7

Van Oord

Marine ingenuity

Additional

De Beers

Group of Companies

NAVSEA

NAVAL SEA SYSTEMS COMMAND

Penta Ocean

Coda Octopus Group, Inc.

3D Real-Time Echoscope® Technology Advantage

Real-Time Underwater Decision Making



Unmanned Maritime Systems (PB13 and beyond)
Mine Counter-Measures (MCM)
Maritime Security
Unmanned Surface Vehicles (USV)
Unmanned Undersea Vehicles (UUV)
Mine Countermeasure (MCM) USV
Seafox
Large Displacement Unmanned Underwater Vehicle (LDUUV)
ECHO Ranger

•Removes **man out of the loop**, thus **reducing costs** significantly and **increasing repeatability** of common tasks

•Enhances Safety, again by removing **man out of the loop**

•Facilitates near impossible missions without **risking lives**

•Provides the vehicle for **mapping** the ocean floor (far and wide)



Coda Octopus Group, Inc.

Key Growth Market

Defense, Navy Activities, Law Enforcement and Coast Guards

- Search & Rescue and Recovery Missions
- Asset Identification & Reacquisition
- See & Identify Targets and Hazards
- Record & Map to gather intelligence and analyze threats & hazards, before committing higher value assets
- Real-Time Surveillance
- Ship Hull Scanning

Real-Time Decision Making

Unique technology to manage in real-time subsea threats

- Obstacle Avoidance for manned & unmanned missions
- Route Clearance Survey for foreign ports
- Mine & Threat location & identification
- Front end threat identification – landings, special forces incursion
- Port & Harbour Security
- Diving Applications






Real-Time 3D Imaging in Navy and Defense Applications

Strategic Development and Partnerships

Momentum has grown significantly within the U.S. Navy community for CODA's industry-leading, real-time technology. The following groups are actively funding development, trials or purchases of Coda Octopus Echoscope® technology:

- Swimmer Delivery Vehicles
- Mine Counter Measures
- Ship Hull Inspection
- Salvage and Diver Support
- Critical Asset Inspection
- Real-Time Threat Detection

Coda Octopus Group, Inc.

Project & Technology Outline

Diver Augmented Vision Display (DAVD) Project Timeline

NAVSEA WARFARE CENTERS Panama City

NAVSEA NAVAL SEA SYSTEMS COMMAND Supervisor of Salvage & Diving

Office of Naval Research ONR Science & Technology

Future Naval Capabilities (FNC)


2015
2016
2018
2019
2020

3D Diver Augmented Reality Concept
2015 Coda Octopus created the concept of 3D Augmented Reality technology for Divers to NAVSEA OOC

NSWC and NAVSEA Collaboration
Worked with NAVSEA PCD from 2016 on developing their prototype glass technology and embedding Coda Octopus 3D real-time and visualization platforms

Coda Octopus CRADA
Entered a CRADA agreement in 2018 with NSWC PCD and NAVSEA for the transfer of technology to final design and manufacturing

GEN 1.0 Complete
Gen 1.0 Product completed and accepted in December 2019

Commercial Release and Roadmap
Gen 2.0 – Gen 4.0 Vision Roadmap developed with NAVSEA and ONR under Future Naval Capabilities Program

Coda Octopus Group, Inc.

About the DAVD

DAVD Applications


NAVSEA
DAVD
Diver Augmented Visual Display









About the DAVD

DAVD Applications



Comms Penetrator – ***Custom Kirby Morgan*** Part with Fischer Connector

DPP – Proposed Mounting Location

DPP – Umbilical Main Line Connection


NAVSEA

About the DAVD

Diver Augmented Vision Display System


VISIBILITY
COMMUNICATION
SAFETY
LOCATION
DATA

LOCATION
Provide the Location of the Diver, the Diver Stage and Work Site and any hazards

VISIBILITY
Enhance the Diver experience with real-time Augmented and Mixed Reality scene awareness

COMMUNICATION
Communicate with rapid TEXT messaging for instruction, guidance and acknowledgement

SAFETY
Diver and Supervisor visually synchronized and can coordinate movement, tasks and health status

DATA
Diver and Supervisor can share and access all project technical and visual data in real-time

Coda Octopus Group, Inc.

About the DAVD

Diver Augmented Vision Display System





1 — DAVD - TC

Dive Supervisor Workstation and Communication Hub





2 — DAVD - DPP

The Diver Processing Unit fuses sensor data and manages ultra low latency video display

3 — DAVD - DMU

Dive Motion Unit handles Head Tracking and Motion





4 — DAVD - HUD

Transparent Lens Based Head Up Display

Echoscope® PIPE Series Structure

New Breakthrough Echoscope® 5-Dimensional and 6-Dimensional Sonars


Hazard Detection
Dive Inspection Support
Real-Time Monitoring
Survey and Measurements
ROV Navigation
Pipeline Leak Identification
Scour Monitoring
Obstacle Avoidance
Single Sensor
Multiple Applications
Simultaneous Parallel Processing

Value Drivers

- First mover in innovating and commercializing real-time 3D sonar technology for the subsea market
- No other commercially available real-time 3D sonar in the market
- Technically adept Group with strong brand as market leaders in real-time visualization subsea
- Multiple initiatives underway with U.S. Navy and defense bodies, and tracking significant development funding for further research and development for defense space



- Strong and growing global customer base and expanding market applications, including precious gem mining and offshore renewables
- Strong Patents and Intellectual Property Rights Portfolio
- Diversified Group, with two stand-alone engineering businesses, which have recurring streams of revenues through supplying proprietary parts into a number of funded U.S. Defense programs and UK Defense Programs, and the products business selling into the subsea market

Growth Catalysts

New Breakthrough Echoscope® PIPE – 5D and 6D Sonars

- The world's only 5-dimensional and 6-dimensional real-time volumetric sonar technology, Echoscope® PIPE – "Parallel Intelligent Processing Engine"
- Diver Augmented Vision Display (DAVD), Gen 1.0, is certified for fleet issue use by the U.S. Navy and is being presented to NAVY Fleet for introduction and use
- DAVD, along with a number of Echoscope® models, are included in the Authorization for Navy Use (ANU) product list

Goal: Standardize proprietary real-time volumetric imaging sonars, in different form factors, across existing and new subsea markets

- Positioned to increase market share
- Defense market is significant opportunity; Addressable Market is estimated at $2.686 billion











Coda Octopus Group, Inc.

Addressable Sonar Market*

ANNUAL	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023	FY2024	FY2025	FY2026
Revenues $B	$2.336	$2.503	$2.685	$2.869	$3.081	$3.313	$3.543	$3.786	$4.064
Growth		7.1%	7.3%	6.9%	7.4%	7.5%	6.9%	6.9%	7.3%

* Source: "Global SONAR Systems and Technology Market Size, Status and Forecast 2019-2026," Maia Research (November 23, 2018)

Sonar Market by Application*

REVENUE/MARKET ($B)	2018	2023	CAGR
Defense	$1.251B	$1.631B	5.44%
+ including UUV	$0.186B	$0.357B	13.95%
Commercial	$1.075B	$1.615B	8.48%
+including UUV +including Dredgers	$0.3944B $0.0093M	$0.7575M $0.0131M	13.94% 7.09%
Total Market	**$2.326B**	**$3.246B**	**6.89%**

* Source: "Sonar System Market, Global Forecast to 2023," MarketsandMarkets (January 2019)

Coda Octopus Group, Inc.

Addressable Sonar Market*

REVENUE/ SECTOR ($B)	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023	FY2024	FY2025	FY2026
Scientific	$0.598B	$0.641B	$0.687B	$0.735M	$0.792B	$0.855B	$0.913B	$0.978B	$1.053B
Commercial	$0.633B	$0.679B	$0.728B	$0.780B	$0.840B	$0.907B	$0.972B	$1.041B	$1.121B
Military	$1.040B	$1.113B	$1.198B	$1.278B	$1.368B	$1.466B	$1.563B	$1.667B	$1.785B
Others	$0.065B	$0.070B	$0.073B	$0.076B	$0.080B	$0.086B	$0.095B	$0.100B	$0.105B
TOTAL	**$2.336B**	**$2.503B**	**$2.686B**	**$2.869B**	**$3.081B**	**$3.313B**	**$3.543B**	**$3.786B**	**$4.064B**

* Source: “Global SONAR Systems and Technology Market Size, Status and Forecast 2019-2026,” Maia Research (November 23, 2018)

Coda Octopus Group, Inc.

Addressable Sonar Market*

REVENUE/ SONAR TYPE ($B)	2018	2019	2020	2021	2022	2023	2024	2025	2026
Multi-Beam	$1.020B	$1.094B	$1.172B	$1.254B	$1.350B	$1.468B	$1.574B	$1.679B	$1.814B
Single Beam	$0.467B	$0.498B	$0.537B	$0.566B	$0.604B	$0.641B	$0.682B	$0.727B	$0.771B
Synthetic Aperture	$0.254B	$0.273B	$0.296B	$0.319B	$0.347B	$0.376B	$0.407B	$0.440B	$0.475B
Side Scan	$0.596B	$0.638B	$0.681B	$0.730B	$0.781B	$0.828B	$0.879B	$0.939B	$1.004B
TOTAL	**$2.337B**	**$2.503B**	**$2.686B**	**$2.869B**	**$3.082B**	**$3.313B**	**$3.542B**	**$3.785B**	**$4.064B**

* Source: "Global SONAR Systems and Technology Market Size, Status and Forecast 2019-2026," Maia Research (November 23, 2018)

Competitive Benchmarking*

Companies	
Raytheon	Lockheed Martin
Thales	Atlas Electronik
Ultra Electronics	L3
BAE Systems	Aselsan
Harris Corporatin	Naval Group
Kongsberg Gruppen	Teledyne
Sonardyne	Ixblue SAS
R2 Sonic	Norbit Grup
Western Marine Electronics	EdgeTech
Innormat Technologie	FURUNO
JRC	Navico
FLIR Systems	Johnson Outdoors
Garmin	DSIT

*Source: “Sonar Systems Market Global Forecast to 2023,” MarketsandMarkets (January, 2019)



Customized Rugged Solutions

Mission Critical Integrated Systems

Software Engineering

Mechanical Engineering

Colmek

Engineering Business

Electronic Design

Complete Product Lifecycle Development

Advanced Signal Processing

Obsolescence Management of Legacy Defense Products

Key Markets

Coda Octopus Colmek - Engineering Business

Sub-Contractor to the **U.S. DoD**


Phalanx® Close-in Weapon
System (CIWS)


UAV/AQS-24 –
Mine Hunting System


AN/AQS-24 –
Mine Hunting System


SeaRAM


Thermite®

Customers

Coda Octopus Colmek – Engineering Business

NORTHROP GRUMMAN

Raytheon

ORBCOMM™

BOEING

LOCKHEED MARTIN

UNITED STATES NAVY

U.S. ARMY

U.S. AIR FORCE

UNITED STATES COAST GUARD 1790

GENERAL DYNAMICS

TEXTRON

NORTH AMERICAN COAL

sierra nevada

Endeavor ROBOTICS

Growth Catalysts

- **Adding new defense programs yielding long-tail recurring revenues**

- **Thermite® New Generation Octal®**
  - Next Generation Product Line Extension for additional growth
  - Colmek's rugged, configurable, versatile, high performance mission computer
  - Successfully completed its Military Specification (Milspec) environmental testing
  - Goal: Deliver new standard of field mobility to established Thermite® customer base
  - Technical refresh underway
  - Multiple Defense Applications
    - Man-worn robotic and backpack-worn
    - Manned/unmanned vehicles: airborne, land-based, maritime
  - Product roll-out of next generation of Thermite family of rugged embedded computers
    - Octal – initial next-gen Thermite technical refresh completed and now being promoted, including a number of significant customer trials – one of which is for integration into a military vehicle
  - Expect this product line to add $3-$7M to Colmek's revenues annually



Thermite® Octal Applications/Trials

- Thermite® New Generation Octal® Embedded Rugged Computer

Weapon Control Systems	Army Mobile Vehicles	*In Field Test*
Dismounted Soldier Training	Virtual Reality	*In Prototype Stage*
Real Time Training and Simulation	Virtual Reality	*In Prototype Stage*
Mission Computer	U.S. Military Ally	*Drone Control, Real-Time Imaging*
Mission Computer	U.S. Military Ally, F16	*In Field/ Environmental Testing*
Sensor Processing	Undisclosed U.S. Military Application	*In Development Stages*
Mission Computer	Army/Marine	*Robotic Control – Land Based Drone*


J1
J2
J3


GRUNDFOS

Product Design and Manufacturing





Subsea and Harsh Environment Design

Software Engineering

Mechanical Engineering

Martech

Engineering Business

Electronic Design

Complete Product Lifecycle Development



Test, Instrumentation and Control

Obsolescence Management of Legacy Defense Products

Customers

Coda Octopus Martech – Engineering Business

Located in Portland, Dorset, UK. Martech follows the same model as Colmek.

BAE SYSTEMS
SIEMENS
ATLAS ELEKTRONIK
GRUNDFOS
GKN

THALES
Honeywell
babcock
AMSAFE

Growth Catalysts

- **Long-tail recurring revenues from ongoing Defense Customer Programs**
  - Proprietary Chemical Decontamination Systems
    - Component of the Eurofighter Tycoon's Ground Equipment
    - Used to decontaminate pilot helmets that have come in contact with chemical weapons
    - Contracted for two new units, at approximately $300K per, in FY2018
    - Sales to date are approximately $2.4M since program inception, in 2011



- **Increasing customer base via successful R&D Programs**
  - Pump and Pressurization Controllers – Grundfos
    - Developed a series of proprietary fire sprinkler pump controllers in use by customers including Grundfos, a global leader in advanced pump solutions and trendsetter in water technology, as part of its FireSAFE product line
    - Developing a variant of the FireSAFE product, to address the requirements for sprinkler systems in high-rise residential installations, a growing market following the tragic Grenfell Tower fire in the UK
      - Forecasting sales of 1000 units in 2020
    - Designed and manufactured the pressurization controller, as part of Grundfos' Pressure Half Time (PHT) product line, used to maintain pressure in heating and cooling systems for residential and commercial applications
      - Shipped 3,000 pressurization controller unit order in FY 2018 to Q1FY2020
      - Forecasting repeat order of 3000 units in 2020



Operations

Group Headquarters


Orlando, FL

Marine Technology Business


Copenhagen, Denmark
Edinburgh, UK
Orlando, FL
Brisbane, Australia

Defense Products & Engineering Business


Portland, UK
MARTECH
Salt Lake City, Utah
COLMEK

Coda Octopus Group

Management

Annmarie Gayle, LL.B, LLM – Chief Executive Officer and Chairman – Denmark

Ms. Gayle has been our CEO and a member of the Board of Directors since 2011. She has also been the CEO of our flagship Products Business since 2012. Prior thereto, she spent two years assisting with the restructuring of our company. She previously served with the Company as Senior Vice President of Legal Affairs between 2006 and 2007. Earlier in her career, she worked for a major London law practice, the United Nations, and the European Union. Ms. Gayle has a strong background in restructuring and has spent more than 12 years in a number of countries where she has been the lead adviser to a number of transitional administrations on privatizing banks and reforming state-owned assets in the CEE countries including banking, infrastructure and telecommunications assets. Ms. Gayle has also managed a number of large European Union funded projects. Ms. Gayle holds a Law degree gained at the University of London and a Masters of Law degree from Cambridge University. She is qualified to practice as a solicitor in England & Wales.

Michael Midgley – Chief Financial Officer; Chief Executive Officer of Coda Octopus Colmek, Inc. – U.S.

Mr. Midgely has been our CFO since December 2017, following his tenure as our acting CFO since 2013. Mr. Midgley also serves as Chief Executive Officer of Coda Octopus Colmek, Inc. since 2010, which he joined in 2008. Mr. Midgley's 42 year career spans business, accounting and finance in many industries. He is an expert in data mapping and conversion to JD Edwards World General Accounting Software, and previously had his own CPA practice specializing in SEC and Tax practice areas, as well as worked for a regional accounting firm. He was President and CFO of Covol Technologies, Inc., 1991-1995, and CFO of Human Affairs Inc., 1986-1991. Mr. Midgley is a qualified CPA in the state of Utah, and attended the University of Utah where he obtained a BA in Accounting.

Coda Octopus Group

Management

Blair Cunningham – President of Technology; Chief Executive Officer of Coda Octopus Products, Inc.– U.S.

Mr. Cunningham has been with the company since July 2004 and has had a number of roles including his current position of President of Technology and CEO of Coda Octopus Products, Inc. CTO of Coda Octopus Group, Inc. since 2005 and Senior Vice President of Products Division between July 2004 and July 2005. Earlier in his career he worked for several firms as a systems analyst and developer. Mr. Cunningham has a strong background in technology development, design and large-scale software development with a key focus on process efficiency and end-user experience. Mr. Cunningham received an HND in Computer Science in 1989 from Moray College of Further Education, Elgin, Scotland. Because of Mr. Cunningham's expertise in technology and delivery of large scale software projects, the company believes that he is highly qualified to serve in his current roles.

Coda Octopus Group

Board of Directors

Annmarie Gayle, LL.B, LLM – Chief Executive Officer and Chairman – Denmark

Ms. Gayle was appointed Chairman of the Board in March 2017, and previously served as Director since 2011. Additionally, Ms. Gayle has been the Group CEO since 2011; assisted with the restructuring of the Company, 2009-2010, and served as SVP of Coda's Legal Affairs, 2006-2007. Earlier in her career she worked for a major London law practice, the United Nations and the European Union. Ms. Gayle has a strong background in restructuring and has spent more than 12 years in a number of countries where she has been the lead adviser to a number of transitional administrations on privatizing banks and reforming state-owned assets in the CEE countries including banking, infrastructure and telecommunications assets. Ms. Gayle has also managed a number of large European Union funded projects. Ms. Gayle holds a Law degree gained at the University of London and a Masters of Law degree from Cambridge University. She is qualified to practice as a solicitor in England & Wales.

Michael Hamilton, Director – U.S.

Mr. Hamilton served as Coda's Chairman of the Board, June 2010-March 2017, and continues to serve as a Director. Since 2014, Mr. Hamilton has provided accounting and valuation services for a varied list of clients. His career includes serving as Senior Vice President of Powerlink Transmission Company, 2011-2014, and audit partner at PriceWaterhouseCoopers, 1988-2003. He holds a B.S. in Accounting from St. Frances College and is a Certified Public Accountant and is accredited in business valuation. Mr. Hamilton services as the Chair of both the Board's Audit Committee and Compensation and Governance Committee, and as a member of its Nominating Committee.

Coda Octopus Group

Board of Directors

Mary M. Losty – Director – U.S.

Ms. Losty has been a member of Coda's Board of Directors since July 2017. Ms. Losty is a private investor in both U.S. equities and real estate. Her career includes serving as a Partner at Cornwall Asset Management LLC, a U.S. portfolio management firm, where she was responsible for the firm's investment in numerous small– to medium- cap emerging growth companies, 1998-2010. She was portfolio manager at Duggan & Associates, 1992-1998, and an equity research analyst at Kimelman & Company, 1990-1992. Previously she worked at Morgan Stanley & Co. and was the top aide to James R. Schlesinger, a five-time U.S. cabinet secretary. Former Board director positions include Procera Networks, Inc. 2007-2015, and Blue Earth, Inc. formerly Genesis Fluid Solutions Holdings, 2009-2011. Ms. Losty received her J.D. from Georgetown University Law Center and her B.S. from Georgetown University's School of Foreign Service. Ms. Losty serves on the Board's Audit and Nominating Committees.

J. Charles Plumb, Captain, USNR (Ret.) – Director – U.S.

Captain Plumb has been a member of Coda's Board of Directors since September 2019. Captain Plumb is a retired U.S. Navy fighter pilot. On his 75th combat mission, just five days before the end of his tour in Vietnam, he was shot down over Hanoi, taken prisoner and tortured. During his nearly six years as a prisoner of war, he distinguished himself as a pro in underground communications. He was a great inspiration to all the other POWs and served as chaplain for two years. Following his repatriation, Captain Plumb continued his Navy flying career in Reserve Squadrons where he flew A-4 Sky Hawks, A-7 Corsairs and FA-18 Hornets. His last two commands as a Naval Reservist were on the Aircraft Carrier Corral Sea and at Fighter Air Wing in California. He retired from the United States Navy after 28 years of service. His military honors include two Purple Hearts, the Legion of Merit, the Silver Star, the Bronze Star and the P.O.W. Medal. He has been a motivational speaker, consultant and executive coach since 1973. His clients include General Motors, Fedex, Hilton, Aflac, the U.S. Navy, BMW and NASA. Since 2010, he has been member of the Board of Directors of the Lightspeed Aviation Foundation. Captain Plumb earned a B.S. in electrical engineering from the U.S. Naval Academy at Annapolis. We selected Captain Plumb because of his close ties to the U.S. Defense establishment.

Coda Octopus Group

Board of Directors

G. Tyler Runnels- Director– U.S.

Mr. Runnels has been nominated by our board to be elected as a director at the 2018 annual meeting to fill a vacancy created by the departure of two of our directors. Mr. Runnels has nearly 30 years of investment banking experience including debt and equity financings, private placements, mergers and acquisitions, initial public offerings, bridge financings, and financial restructurings. Since 2003, Mr. Runnels has been the Chairman and Chief Executive Officer of T.R. Winston & Company, LLC, an investment bank and member of FINRA, where he began working in 1990. Mr. Runnels was an early stage investor in our company and T.R. Winston & Company, LLC has served as our exclusive placement agent in one of our private placements raising early rounds of capital for our company. Mr. Runnels has successfully completed and advised on numerous transactions for clients in a variety of industries, including healthcare, oil and gas, business services, manufacturing, and technology. Mr. Runnels is also responsible for working with high net attorneys, qualified intermediaries and financial advisors. Prior to joining T.R. Winston & Co., LLC, Mr. Runnels held the position of Senior Vice President of Corporate Finance for H.J. Meyers & Company, a regional investment bank. Mr. Runnels is a member of the Board of Directors of Level Brands, Inc. (NYSE American: LEVB) and serves on the Pepperdine University President's Campaign Cabinet. Mr. Runnels received a B.S. and MBA from Pepperdine University. Mr. Runnels holds FINRA series 7, 24, 55, 63 and 79 licenses. We selected Mr. Runnels to serve on our board of directors based upon his significant expertise both as an investor and advisor, as well as his experience as a board member of a number of listed companies.

Coda Octopus Group, Inc.

CODA OCTOPUS GROUP, INC.

World Leader in Sound Underwater Technology

NASDAQ: CODA

www.codaoctopusgroup.com

Investor Relations: MDC Group
Contact: David Castaneda
(414) 351-9758 / IR@codaoctopus.com